                                EXHIBIT (8)(m)(1)

                                 AMENDMENT NO. 2
                       TO ALLIANCE PARTICIPATION AGREEMENT

                                 AMENDMENT NO. 2
                                       TO
                             PARTICIPATION AGREEMENT

     Amendment No. 2 to the Participation Agreement (the "Agreement"), dated as of May 1, 2000, between TRANSAMERICA LIFE INSURANCE COMPANY ("Insurer"), formerly known as PFL LIFE INSURANCE COMPANY; AFSG SECURITIES CORPORATION ("Contracts Distributor"); ALLIANCE CAPITAL MANAGEMENT L.P. ("Adviser"); and ALLIANCE FUND DISTRIBUTORS, INC. ("Distributor").

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                                     AMENDED SCHEDULE A

                                        SEPARATE ACCOUNTS, CONTRACTS AND PORTFOLIOS
---------------------------------------- -------------------------------------- --------------------------------------
   Name of Separate Account and Date
 Established by the Board of Directors     SEC File Numbers of the Contracts
                                                        Funded                               Portfolios
---------------------------------------- -------------------------------------- --------------------------------------
         Separate Account VA A                 33 Act File No. 333-26209        .        Growth Portfolio
           February 17, 1997                   40 Act File No. 811-09172        .        Premier Growth Portfolio
                                             (The Atlas Portfolio Builder       .        Technology Portfolio
                                                   Variable Annuity)

---------------------------------------- -------------------------------------- --------------------------------------
  Retirement Builder Variable Annuity          33 Act File No. 333-07509        .        Premier Growth Portfolio
                Account                        40 Act File No. 811-07689        .        Technology Portfolio
            March 29, 1996               (Portfolio Select Variable AnnuitySM)

---------------------------------------- -------------------------------------- --------------------------------------
         Separate Account VA B                 33 Act File No. 033-33085        .        Alliance Growth & Income
           January 19, 1990                    40 Act File No. 811-06032             Portfolio
                                            (Transamerica Landmark Variable     .        Alliance Premier Growth
                                         Annuity and Transamerica Landmark ML        Portfolio
                                                   Variable Annuity)

                                               33 Act File No. 033-56908
                                               40 Act File No. 811-06032
                                            (Transamerica Freedom Variable
                                                       Annuity)

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
         Separate Account VA C                 33 Act File No. 333-83957        .        Alliance Growth & Income
           February 20, 1997                   40 Act File No. 811-09503             Portfolio
                                         (Transamerica EXTRA Variable Annuity)  .        Alliance Premier Growth
                                                                                     Portfolio
---------------------------------------- -------------------------------------- --------------------------------------
         Separate Account VA D                 33 Act File No. 333-94489        .        Alliance Growth & Income
           February 20, 1997                   40 Act File No. 811-09777             Portfolio
                                             (Transamerica Access Variable      .        Alliance Premier Growth
                                                       Annuity)                      Portfolio

---------------------------------------- -------------------------------------- --------------------------------------

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

         Effective Date:  May 1, 2001


TRANSAMERICA LIFE INSURANCE         ALLIANCE CAPITAL MANAGEMENT L.P.
COMPANY                                     By:      Alliance Capital Management Corporation,
(Formerly PFL Life Insurance Company)                         its General Partner
By: /s/ Larry N. Norman                         By:      /s/ Edmund P. Bergan, Jr.
   ---------------------------------               --------------------------------

Name:   Larry N. Norman                         Name:    Edmund P. Bergan, Jr.
     -------------------------------                 ------------------------------

Title:   President                              Title:   Vice President
      ------------------------------                  -----------------------------


AFSG SECURITIES CORPORATION         ALLIANCE FUND DISTRIBUTORS, INC.

By:      /s/ Larry N. Norman                         By:      /s/ Richard A. Winge
   --------------------------------------               -------------------------------------

Name:    Larry N. Norman                             Name:    Richard A. Winge
     ------------------------------------                 -----------------------------------

Title:   President                                   Title:   Managing Director, SVP
      -----------------------------------                  ----------------------------------



                                       2